UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

ISABELLA BANK CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN

(State or other jurisdiction

of incorporation)

000-18415	38-2830092
(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan	48858-1649
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (989) 772-9471

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 7, 2013, Isabella Bank Corporation (the “Corporation”) held its 2013 Annual Meeting of Shareholders. The matter listed below was submitted to a vote of the shareholders through the solicitation of proxies, and the proposal is described in the Corporation’s Proxy Statement filed with the SEC on April 11, 2013. The certified results of the shareholder vote are as follows:

Proposal 1- Election of Directors

The following individuals were elected to serve as directors to hold office until the 2016 Annual Meeting of Shareholders.

Nominee	For	Against	Withheld	Broker Non-Votes

Thomas L. Kleinhardt	4,181,462	45,413	4,514	503,112
Joseph LaFramboise	4,147,021	40,173	44,195	503,112
Wilson C. Lauer	4,187,030	36,464	7,897	503,112
Sarah R. Opperman	4,151,010	36,520	43,860	503,112

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated: May 10, 2013	By:	/s/ Dennis P. Angner
Dennis P. Angner, President and CFO